Supplement dated August 16, 2010
to Prospectuses dated May 1, 2010 for

Pruco Life of New Jersey Variable Appreciable Account

with respect to

MPremierSM Variable Life Insurance Contracts

The following replaces the first sentence of the fifth paragraph in the "The Pruco Life of New Jersey Variable Appreciable Account" section:

You may invest in one or a combination of the available Variable Investment Options, except for the M International Equity Fund, which is closed to additional investments as of August 16, 2010.

The following is added as a fourth sentence to the third paragraph in the "Investment Managers" section:

Your Contract may include Funds that are not currently accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account section.

The following is added as the ninth paragraph in the "Transfers/Restrictions on Transfers" section:

Your Contract may include Funds that are not currently accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account section.

The following is added as a third sentence to the first paragraph in the "Dollar Cost Averaging" section:

See The Pruco Life of New Jersey Variable Appreciable Account section.

MPVULNJSUP103 Ed. 8/2010